Exhibit 99.1

Investor Relations: Amanda Butler (216) 383-2534
Amanda_Butler@lincolnelectric.com

LINCOLN ELECTRIC REPORTS THIRD QUARTER 2013 RESULTS
3Q EPS Increases 4% to $0.80, Adjusted EPS Increases 8% to $0.86

Third Quarter Highlights vs. Prior Year
▪ Operating income up 7% to $95 million, or 13.8% of sales, despite 1% lower sales
▪ Adjusted operating income up 11% to $101 million and up 150 bps to 14.7% of sales
▪ Cash flow from operations up 88% to $155 million
▪ Returned $60 million to shareholders through share repurchases and dividends

CLEVELAND, Ohio, October 31, 2013 -- Lincoln Electric Holdings, Inc. (the “Company”) (Nasdaq: LECO) today reported third quarter 2013 net income of $66.0 million, or $0.80 per diluted share, compared to net income of $64.8 million, or $0.77 per diluted share, in the comparable 2012 period.  Adjusted net income was $71.1 million, or $0.86 per diluted share, compared to adjusted net income of $67.5 million, or $0.80 per diluted share, in the comparable 2012 period.

Sales were $691.9 million in the third quarter 2013 versus $697.6 million in the comparable 2012 period, a decrease of 0.8%.  Operating income for the third quarter increased $6.5 million to $95.2 million, or 13.8% of sales, from $88.7 million, or 12.7% of sales, in the comparable 2012 period.  Special items that impacted operating income in the third quarter 2013 included pre-tax charges of $6.3 million associated with rationalization and non-cash asset impairment charges.

Sales for the nine months ended September 30, 2013 were $2.1 billion versus $2.2 billion in the comparable 2012 period, a decrease of 1.4%. Operating income for the nine months ended September 30, 2013 increased $11.7 million to $288.1 million, or 13.5% of sales, from $276.4 million, or 12.7% of sales, in the comparable 2012 period.

Net income for the nine months ended September 30, 2013 was $205.5 million, or $2.47 per diluted share, compared with net income of $195.3 million, or $2.32 per diluted share, in 2012.  Adjusted net income was $224.0 million, or $2.69 per diluted share, compared to adjusted net income of $199.9 million, or $2.37 per diluted share, in 2012.  The effective tax rate for the nine months ended September 30, 2013 was 31.0% compared with 30.8% in 2012.

Christopher L. Mapes, President and Chief Executive Officer stated, "We delivered solid results in the quarter by focusing on initiatives that enhance profitability and shareholder returns. We continued to lower our cost base, reshape our platform and mix and invest in solutions that capitalize on high-growth opportunities. While we saw some stabilization late in the quarter, ongoing weak end market conditions keep us cautious in the near-term. As such, we remain focused on driving continued year-over-year expansion in profitability and returns while serving our customers with innovative solutions."

The Company’s Board of Directors declared a quarterly cash dividend of $0.20 per share, which was paid on October 15, 2013 to holders of record on September 30, 2013. During the quarter, the Company returned $44.0 million to shareholders through the repurchase of 710,726 of the Company's common shares.

During the nine months ended September 30, 2013, the Company made voluntary contributions of $75.2 million to its U.S. pension plans and returned $113.6 million to shareholders through the repurchase of 1,954,372 of the Company's common shares.

- more -

Lincoln Electric Reports Third Quarter 2013 Financial Results

Webcast Information

A conference call to discuss third quarter 2013 financial results will be webcast live today, Thursday, October 31, 2013, at 10:00 a.m., Eastern Time.  This webcast is accessible at http://ir.lincolnelectric.com. Listeners should go to the web site prior to the call to register and download and install any necessary audio software. A replay of the webcast will be available on the Company's web site.

Investors who are unable to access the webcast may listen to the conference call live by telephone by dialing (877) 407-9205 (domestic) or (201) 689-8054 (international). A telephonic replay will be available starting at 12:00 p.m. Eastern Time today and will end on Thursday, November 14, 2013 at 11:59 p.m. Eastern Time. To listen to the replay, please dial (877) 660-6853 (domestic) or (201) 612-7415 (international) and use confirmation code 100563.

Financial results for the third quarter 2013 can also be obtained at http://ir.lincolnelectric.com.

About Lincoln Electric

Lincoln Electric is the world leader in the design, development and manufacture of arc welding products, robotic arc welding systems, plasma and oxy-fuel cutting equipment and has a leading global position in the brazing and soldering alloys market.  Headquartered in Cleveland, Ohio, Lincoln has 45 manufacturing locations, including operations and joint ventures in 19 countries and a worldwide network of distributors and sales offices covering more than 160 countries.  For more information about Lincoln Electric and its products and services, visit the Company’s website at http://www.lincolnelectric.com.

Non-GAAP Information

Adjusted operating income, Adjusted net income and Adjusted diluted earnings per share are non-GAAP financial measures that management believes are important to investors to evaluate and compare the Company’s financial performance from period to period.  Management uses this information in assessing and evaluating the Company’s underlying operating performance.  Non-GAAP financial measures should be read in conjunction with the GAAP financial measures, as non-GAAP measures are a supplement to, and not a replacement for, GAAP financial measures.  Please refer to the attached schedule for a reconciliation of non-GAAP financial measures to the related GAAP financial measures.

Forward-Looking Statements

The Company’s expectations and beliefs concerning the future contained in this news release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements reflect management’s current expectations and involve a number of risks and uncertainties.  Forward-looking statements generally can be identified by the use of words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “forecast,” “guidance” or words of similar meaning.  Actual results may differ materially from such statements due to a variety of factors that could adversely affect the Company’s operating results.  The factors include, but are not limited to: general economic and market conditions; the effectiveness of operating initiatives; currency exchange and interest rates; adverse outcome of pending or potential litigation; actual costs of the Company’s rationalization plans; possible acquisitions; market risks and price fluctuations related to the purchase of commodities and energy; global regulatory complexity; and the possible effects of events beyond our control, such as political unrest, acts of terror and natural disasters, on the Company or its customers, suppliers and the economy in general.  For additional discussion, see “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K.

Lincoln Electric Holdings, Inc.
Financial Highlights
(In thousands, except per share amounts)
(Unaudited)
Consolidated Statements of Income

	Three months ended September 30,				Fav (Unfav) to Prior Year
	2013	% of Sales	2012	% of Sales	$	%
Net sales	$691,875	100.0%	$697,552	100.0%	$(5,677)	(0.8%)
Cost of goods sold	459,178	66.4%	484,190	69.4%	25,012	5.2%
Gross profit	232,697	33.6%	213,362	30.6%	19,335	9.1%
Selling, general & administrative expenses	131,217	19.0%	121,602	17.4%	(9,615)	(7.9%)
Rationalization and asset impairment charges	6,302	0.9%	3,059	0.4%	(3,243)	(106.0%)
Operating income	95,178	13.8%	88,701	12.7%	6,477	7.3%
Interest income	536	0.1%	916	0.1%	(380)	(41.5%)
Equity earnings in affiliates	1,170	0.2%	1,566	0.2%	(396)	(25.3%)
Other income	1,514	0.2%	746	0.1%	768	102.9%
Interest expense	(558)	(0.1%)	(1,040)	(0.1%)	482	46.3%
Income before income taxes	97,840	14.1%	90,889	13.0%	6,951	7.6%
Income taxes	33,588	4.9%	26,153	3.7%	(7,435)	(28.4%)
Effective tax rate	34.3%		28.8%		(5.5%)
Net income including non-controlling interests	64,252	9.3%	64,736	9.3%	(484)	(0.7%)
Non-controlling interests in subsidiaries’ loss	(1,792)	(0.3%)	(29)	—	(1,763)	(6,079.3%)
Net income	$66,044	9.5%	$64,765	9.3%	$1,279	2.0%

Basic earnings per share	$0.81		$0.78		$0.03	3.8%
Diluted earnings per share	$0.80		$0.77		$0.03	3.9%
Weighted average shares (basic)	81,644		82,918
Weighted average shares (diluted)	82,707		83,916
	Nine months ended September 30,				Fav (Unfav) to Prior Year
	2013	% of Sales	2012	% of Sales	$	%
Net sales	$2,137,880	100.0%	$2,168,719	100.0%	$(30,839)	(1.4%)
Cost of goods sold	1,438,273	67.3%	1,515,095	69.9%	76,822	5.1%
Gross profit	699,607	32.7%	653,624	30.1%	45,983	7.0%
Selling, general & administrative expenses	403,323	18.9%	372,931	17.2%	(30,392)	(8.1%)
Rationalization and asset impairment charges	8,204	0.4%	4,317	0.2%	(3,887)	(90.0%)
Operating income	288,080	13.5%	276,376	12.7%	11,704	4.2%
Interest income	2,452	0.1%	2,648	0.1%	(196)	(7.4%)
Equity earnings in affiliates	3,687	0.2%	4,264	0.2%	(577)	(13.5%)
Other income	3,141	0.1%	2,015	0.1%	1,126	55.9%
Interest expense	(2,307)	(0.1%)	(3,338)	(0.2%)	1,031	30.9%
Income before income taxes	295,053	13.8%	281,965	13.0%	13,088	4.6%
Income taxes	91,431	4.3%	86,715	4.0%	(4,716)	(5.4%)
Effective tax rate	31.0%		30.8%		(0.2%)
Net income including non-controlling interests	203,622	9.5%	195,250	9.0%	8,372	4.3%
Non-controlling interests in subsidiaries’ loss	(1,834)	(0.1%)	(77)	—	(1,757)	(2,281.8%)
Net income	$205,456	9.6%	$195,327	9.0%	$10,129	5.2%

Basic earnings per share	$2.50		$2.35		$0.15	6.4%
Diluted earnings per share	$2.47		$2.32		$0.15	6.5%
Weighted average shares (basic)	82,260		83,233
Weighted average shares (diluted)	83,314		84,326

Lincoln Electric Holdings, Inc.
Financial Highlights
(In thousands, except per share amounts)
(Unaudited)

Non-GAAP Financial Measures

	Three months ended September 30,		Nine months ended September 30,
	2013	2012	2013	2012
Operating income as reported	$95,178	$88,701	$288,080	$276,376
Special items (pre-tax):
Rationalization and asset impairment charges (1)	6,302	3,059	8,204	4,317
Venezuelan currency devaluation (2)	—	—	12,198	—
Venezuelan statutory severance obligation (3)	—	—	—	1,381
Adjusted operating income (5)	$101,480	$91,760	$308,482	$282,074

Net income as reported	$66,044	$64,765	$205,456	$195,327
Special items (after-tax):
Rationalization and asset impairment charges (1)	6,098	2,704	7,350	3,619
Venezuelan currency devaluation (2)	—	—	12,198	—
Venezuelan statutory severance obligation (3)	—	—	—	906
Special items attributable to non-controlling interests (4)	(1,021)	—	(1,021)	—
Adjusted net income (5)	$71,121	$67,469	$223,983	$199,852

Diluted earnings per share as reported	$0.80	$0.77	$2.47	$2.32
Special items	0.06	0.03	0.22	0.05
Adjusted diluted earnings per share (5)	$0.86	$0.80	$2.69	$2.37

Weighted average shares (diluted)	82,707	83,916	83,314	84,326

(1)
The three and nine months ended September 30, 2013 include net charges associated with long-lived asset impairments and severance and other related costs from the consolidation of manufacturing operations partially offset by gains related to the sale of assets at rationalized operations.

(2)	Represents the impact of the devaluation of the Venezuelan currency.

(3)	Represents an unfavorable adjustment due to a change in Venezuelan labor law, which provides for increased employee severance obligations.

(4)	Represents the portion of the long-lived asset attributable to non-controlling interests.

(5)
Adjusted operating income, Adjusted net income and Adjusted diluted earnings per share are non-GAAP financial measures that management believes are important to investors to evaluate and compare the Company’s financial performance from period to period.  Management uses this information in assessing and evaluating the Company’s underlying operating performance.  Non-GAAP financial measures should be read in conjunction with the GAAP financial measures, as non-GAAP measures are a supplement to, and not a replacement for, GAAP financial measures.

Lincoln Electric Holdings, Inc.
Financial Highlights
(In thousands)
(Unaudited)

Balance Sheet Highlights

Selected Consolidated Balance Sheet Data	September 30, 2013	December 31, 2012
Cash and cash equivalents	$330,309	$286,464
Total current assets	1,182,649	1,132,816
Property, plant and equipment, net	478,673	486,236
Total assets	2,119,641	2,089,863
Total current liabilities	481,195	440,267
Short-term debt (1)	14,892	18,676
Long-term debt	1,251	1,599
Total equity	1,428,819	1,358,321

Net Operating Working Capital	September 30, 2013	December 31, 2012
Accounts receivable	$375,224	$360,662
Inventory	369,863	364,890
Trade accounts payable	177,006	209,647
Net operating working capital	$568,081	$515,905

Net operating working capital to net sales (2)	20.5%	18.8%

Invested Capital	September 30, 2013	December 31, 2012
Short-term debt (1)	$14,892	$18,676
Long-term debt	1,251	1,599
Total debt	16,143	20,275
Total equity	1,428,819	1,358,321
Invested capital	$1,444,962	$1,378,596

Total debt / invested capital	1.1%	1.5%
Return on invested capital (3)	18.5%	18.7%

(1)	Includes current portion of long-term debt.

(2)	Net operating working capital to net sales is defined as net operating working capital divided by annualized rolling three months of sales.

(3)	Return on invested capital is defined as rolling 12 months of earnings excluding tax-effected interest divided by invested capital.

Lincoln Electric Holdings, Inc.
Financial Highlights
(In thousands, except per share amounts)
(Unaudited)

Condensed Consolidated Statements of Cash Flows

	Three months ended September 30,
	2013	2012
OPERATING ACTIVITIES:
Net income	$66,044	$64,765
Non-controlling interests in subsidiaries’ loss	(1,792)	(29)
Net income including non-controlling interests	64,252	64,736
Adjustments to reconcile Net income including non-controlling interests to Net cash provided by operating activities:
Rationalization and asset impairment charges	4,695	357
Depreciation and amortization	17,326	16,435
Equity earnings in affiliates, net	(431)	(738)
Pension expense	7,326	8,900
Pension contributions and payments	(3,066)	(18,765)
Other non-cash items, net	5,421	(14,265)
Changes in operating assets and liabilities, net of effects from acquisitions:
Decrease in accounts receivable	25,385	35,299
Decrease in inventories	2,419	13,870
Decrease in trade accounts payable	(20,863)	(17,565)
Net change in other current assets and liabilities	50,006	50,929
Net change in other long-term assets and liabilities	2,570	(56,738)
NET CASH PROVIDED BY OPERATING ACTIVITIES	155,040	82,455

INVESTING ACTIVITIES:
Capital expenditures	(28,643)	(13,060)
Acquisition of businesses, net of cash acquired	(260)	(3,516)
Proceeds from sale of property, plant and equipment	204	200
NET CASH USED BY INVESTING ACTIVITIES	(28,699)	(16,376)

FINANCING ACTIVITIES:
Net change in borrowings	404	(2,632)
Proceeds from exercise of stock options	2,873	483
Excess tax benefits from stock-based compensation	1,508	140
Purchase of shares for treasury	(43,964)	(20,017)
Cash dividends paid to shareholders	(16,407)	(14,147)
NET CASH USED BY FINANCING ACTIVITIES	(55,586)	(36,173)

Effect of exchange rate changes on Cash and cash equivalents	3,165	2,806
INCREASE IN CASH AND CASH EQUIVALENTS	73,920	32,712
Cash and cash equivalents at beginning of period	256,389	307,963
Cash and cash equivalents at end of period	$330,309	$340,675

Cash dividends paid per share	$0.20	$0.17

Lincoln Electric Holdings, Inc.
Financial Highlights
(In thousands, except per share amounts)
(Unaudited)

Condensed Consolidated Statements of Cash Flows

	Nine months ended September 30,
	2013	2012
OPERATING ACTIVITIES:
Net income	$205,456	$195,327
Non-controlling interests in subsidiaries’ loss	(1,834)	(77)
Net income including non-controlling interests	203,622	195,250
Adjustments to reconcile Net income including non-controlling interests to Net cash provided by operating activities:
Rationalization and asset impairment charges	5,049	357
Depreciation and amortization	51,881	48,220
Equity earnings in affiliates, net	(1,313)	(1,449)
Pension expense	22,261	26,590
Pension contributions and payments	(84,417)	(57,814)
Other non-cash items, net	29,757	5,911
Changes in operating assets and liabilities, net of effects from acquisitions:
(Increase) decrease in accounts receivable	(17,982)	13,750
Increase in inventories	(9,889)	(6,832)
Decrease in trade accounts payable	(32,703)	(1,182)
Net change in other current assets and liabilities	75,627	73,413
Net change in other long-term assets and liabilities	198	(52,873)
NET CASH PROVIDED BY OPERATING ACTIVITIES	242,091	243,341

INVESTING ACTIVITIES:
Capital expenditures	(59,691)	(39,307)
Acquisition of businesses, net of cash acquired	(4,936)	(52,851)
Proceeds from sale of property, plant and equipment	796	538
Other investing activities	(4,217)	(1,541)
NET CASH USED BY INVESTING ACTIVITIES	(68,048)	(93,161)

FINANCING ACTIVITIES:
Net change in borrowings	(2,351)	(88,001)
Proceeds from exercise of stock options	16,077	12,695
Excess tax benefits from stock-based compensation	6,973	5,594
Purchase of shares for treasury	(113,641)	(60,155)
Cash dividends paid to shareholders	(32,987)	(42,510)
Other financing activities	(2,809)	—
NET CASH USED BY FINANCING ACTIVITIES	(128,738)	(172,377)

Effect of exchange rate changes on Cash and cash equivalents	(1,460)	1,771
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	43,845	(20,426)
Cash and cash equivalents at beginning of period	286,464	361,101
Cash and cash equivalents at end of period	$330,309	$340,675

Cash dividends paid per share	$0.40	$0.51

Lincoln Electric Holdings, Inc.
Segment Highlights
(In thousands)
(Unaudited)

	North America Welding	Europe Welding	Asia Pacific Welding	South America Welding	The Harris Products Group	Corporate / Eliminations	Consolidated
Three months ended September 30, 2013
Net sales	$404,113	$98,522	$63,834	$51,715	$73,691	$—	$691,875
Inter-segment sales	35,355	5,256	3,821	151	2,311	(46,894)	—
Total	$439,468	$103,778	$67,655	$51,866	$76,002	$(46,894)	$691,875

EBIT (1)	$75,242	$6,286	$(5,703)	$15,942	$6,917	$(822)	$97,862
As a percent of total sales	17.1%	6.1%	(8.4%)	30.7%	9.1%		14.1%
Special items charge (2)	$(17)	$1,595	$4,724	$—	$—	$—	$6,302
EBIT, as adjusted (4)	$75,225	$7,881	$(979)	$15,942	$6,917	$(822)	$104,164
As a percent of total sales	17.1%	7.6%	(1.4%)	30.7%	9.1%		15.1%
Three months ended September 30, 2012
Net sales	$390,327	$104,480	$76,263	$44,545	$81,937	$—	$697,552
Inter-segment sales	28,186	3,261	2,748	27	1,869	(36,091)	—
Total	$418,513	$107,741	$79,011	$44,572	$83,806	$(36,091)	$697,552

EBIT (1)	$70,320	$6,641	$1,346	$7,587	$7,739	$(2,620)	$91,013
As a percent of total sales	16.8%	6.2%	1.7%	17.0%	9.2%		13.0%
Special items charge (3)	$477	$1,874	$708	$—	$—	$—	$3,059
EBIT, as adjusted (4)	$70,797	$8,515	$2,054	$7,587	$7,739	$(2,620)	$94,072
As a percent of total sales	16.9%	7.9%	2.6%	17.0%	9.2%		13.5%
Nine months ended September 30, 2013
Net sales	$1,242,736	$317,674	$203,112	$132,592	$241,766	$—	$2,137,880
Inter-segment sales	99,869	13,865	12,579	222	7,209	(133,744)	—
Total	$1,342,605	$331,539	$215,691	$132,814	$248,975	$(133,744)	$2,137,880

EBIT (1)	$233,553	$26,450	$(3,464)	$19,921	$21,411	$(2,963)	$294,908
As a percent of total sales	17.4%	8.0%	(1.6%)	15.0%	8.6%		13.8%
Special items charge (2)	$1,109	$1,664	$5,431	$12,198	$—	$—	$20,402
EBIT, as adjusted (4)	$234,662	$28,114	$1,967	$32,119	$21,411	$(2,963)	$315,310
As a percent of total sales	17.5%	8.5%	0.9%	24.2%	8.6%		14.7%
Nine months ended September 30, 2012
Net sales	$1,187,879	$344,720	$254,259	$121,552	$260,309	$—	$2,168,719
Inter-segment sales	101,386	12,178	11,641	38	6,605	(131,848)	—
Total	$1,289,265	$356,898	$265,900	$121,590	$266,914	$(131,848)	$2,168,719

EBIT (1)	$216,318	$29,851	$7,344	$12,091	$23,933	$(6,882)	$282,655
As a percent of total sales	16.8%	8.4%	2.8%	9.9%	9.0%		13.0%
Special items charge (3)	$554	$2,466	$1,297	$1,381	$—	$—	$5,698
EBIT, as adjusted (4)	$216,872	$32,317	$8,641	$13,472	$23,933	$(6,882)	$288,353
As a percent of total sales	16.8%	9.1%	3.2%	11.1%	9.0%		13.3%

(1)	EBIT is defined as Operating income plus Equity earnings in affiliates and Other income.

(2)
Special items in the three and nine months ended September 30, 2013 include net rationalization and asset impairment charges. The nine months ended September 30, 2013 special charges also include the impact of the devaluation of the Venezuelan currency.

(3)
Special items in the three and nine months ended September 30, 2012 include net rationalization and asset impairment charges. The nine months ended September 30, 2012 special charges also include an unfavorable adjustment due to a change in Venezuelan labor law, which provides for increased employee severance obligations.

(4)	The primary profit measure used by management to assess segment performance is EBIT, as adjusted. EBIT for each operating segment is adjusted for special items to derive EBIT, as adjusted.

Lincoln Electric Holdings, Inc.
Change in Net Sales by Segment
(In thousands)
(Unaudited)

Three Months Ended September 30th Change in Net Sales by Segment

		Change in Net Sales due to:
	Net Sales 2012	Volume	Acquisitions	Price	Foreign Exchange	Net Sales 2013
Operating Segments
North America Welding	$390,327	$(921)	$15,258	$848	$(1,399)	$404,113
Europe Welding	104,480	(8,613)	—	265	2,390	98,522
Asia Pacific Welding	76,263	(9,648)	—	(989)	(1,792)	63,834
South America Welding	44,545	1,807	—	7,867	(2,504)	51,715
The Harris Products Group	81,937	(20)	—	(7,606)	(620)	73,691
Consolidated	$697,552	$(17,395)	$15,258	$385	$(3,925)	$691,875
% Change
North America Welding		(0.2%)	3.9%	0.2%	(0.4%)	3.5%
Europe Welding		(8.2%)	—	0.3%	2.3%	(5.7%)
Asia Pacific Welding		(12.7%)	—	(1.3%)	(2.3%)	(16.3%)
South America Welding		4.1%	—	17.7%	(5.6%)	16.1%
The Harris Products Group		—	—	(9.3%)	(0.8%)	(10.1%)
Consolidated		(2.5%)	2.2%	0.1%	(0.6%)	(0.8%)

Nine Months Ended September 30th Change in Net Sales by Segment

		Change in Net Sales due to:
	Net Sales 2012	Volume	Acquisitions	Price	Foreign Exchange	Net Sales 2013
Operating Segments
North America Welding	$1,187,879	$(28,842)	$78,472	$7,478	$(2,251)	$1,242,736
Europe Welding	344,720	(23,244)	—	(2,922)	(880)	317,674
Asia Pacific Welding	254,259	(44,970)	—	(3,973)	(2,204)	203,112
South America Welding	121,552	1,546	—	15,864	(6,370)	132,592
The Harris Products Group	260,309	(1,830)	—	(14,421)	(2,292)	241,766
Consolidated	$2,168,719	$(97,340)	$78,472	$2,026	$(13,997)	$2,137,880
% Change
North America Welding		(2.4%)	6.6%	0.6%	(0.2%)	4.6%
Europe Welding		(6.7%)	—	(0.8%)	(0.3%)	(7.8%)
Asia Pacific Welding		(17.7%)	—	(1.6%)	(0.9%)	(20.1%)
South America Welding		1.3%	—	13.1%	(5.2%)	9.1%
The Harris Products Group		(0.7%)	—	(5.5%)	(0.9%)	(7.1%)
Consolidated		(4.5%)	3.6%	0.1%	(0.6%)	(1.4%)